                                                                   EXHIBIT 10.2


                                    SUBLEASE


        THIS SUBLEASE ("Sublease"), dated June 1, 2002 (the "Commencement Date"), is entered into by and between DIADEXUS, INC., a Delaware corporation ("Sublandlord"), and VIROLOGIC, INC. a Delaware corporation ("Subtenant").

                                    RECITALS

        A. Sublandlord, as successor-in-interest to Subtenant pursuant to an Assignment and Assumption of Lease of even date herewith, leases certain premises (the "Premises") consisting of approximately 53,980 square feet in a building, located at 343 Oyster Point Boulevard, South San Francisco, California, pursuant to that certain Lease dated November 23, 1999, between ARE-Technology Center SSF, LLC, a Delaware limited liability company, successor-in-interest to Trammell Crow Northern California Development, Inc., as landlord (the "Master Landlord"), and Sublandlord, as tenant, as amended by (i) that certain First Amendment to Lease Agreement dated February ___, 2000 and
(ii) that certain Consent to Assignment and Modification of Lease of even date herewith (collectively, the "Master Lease"). The Premises is more particularly described in the Master Lease, a copy of which is attached hereto as Exhibit A. Capitalized terms used but not defined herein have the same meanings as they have in the Master Lease.

        B. Sublandlord desires to sublease to Subtenant a portion of the Premises comprising approximately 13,630 square feet and depicted on Exhibit B attached hereto (the "Sublease Premises"), and Subtenant desires to sublease the Sublease Premises from Sublandlord on the terms and provisions hereof.

        NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, Sublandlord and Subtenant covenant and agree as follows:

                                    AGREEMENT

        1. SUBLEASE PREMISES. On and subject to the terms and conditions below, Sublandlord hereby leases to Subtenant, and Subtenant hereby leases from Sublandlord, the Sublease Premises.

        2. TERM.

           (a) This Sublease shall commence upon the Commencement Date, provided Sublandlord and Subtenant have theretofore obtained the Consent to Assignment and Modification of Lease (the "Consent") signed by the Master Landlord in the form of Exhibit C attached hereto, and shall expire on September 30, 2003, unless sooner terminated pursuant to any provision hereof.

           (b) Subtenant shall have an option to extend the term hereof to December 31, 2003 (i.e., for a period of three (3) months); provided that Subtenant delivers notice of such exercise to Sublandlord on or before January 1, 2003 and provided, further, that Subtenant is not in default under this Sublease at the time of exercise or at the commencement of the extension period.

        3. POSSESSION. Subtenant acknowledges that it is in possession of the Sublease Premises on the Commencement Date.

        4. RENT.

           (a) Commencing on the Commencement Date and continuing throughout the term of this Sublease, Subtenant shall pay monthly rent ("Rent") to Sublandlord in the following amounts:

               (i) Base Rent. Subtenant shall pay to Sublandlord monthly base rent ("Base Rent") in an amount equal to a pro-rata portion of the base rent payable by Sublandlord under the Master Lease based on the square footage of the Sublease Premises in proportion to the square footage of the entire Premises, as follows:

               June 2002:               $28,350.00        ($2.08/square foot)
               July 2002-June 2003:     $29,168.00        ($2.14/square foot)
               July 2003-Sept. 2003     $30,122.00        ($2.21/square foot)

If, pursuant to Section 2(b) above, the term of this Sublease is extended to December 31, 2003, Base Rent during such extended term shall be the same as set forth above for the months July, 2003 through September, 2003.

               (ii) Additional Rent. In addition to Base Rent, Subtenant also shall pay to Sublandlord, (a) Subtenant's proportionate share of Tenant's Proportionate Share of Basic Operating Costs (as such terms are defined in the Basic Lease Information and in Section 7 of the Master Lease), (b) all other costs payable by Sublandlord with respect to the Sublease Premises under the Master Lease, except penalties, interest and other costs and fees arising from a default by Sublandlord under the Master Lease, and (c) any costs and expenses applicable to the Sublease Premises which are paid directly by Sublandlord, if any, including, but not limited to, utilities, personal property taxes and real property taxes (collectively, "Additional Rent"). Subtenant shall pay Subtenant's share of Basic Operating Costs and any Rent Increase as and when such payments are due from Sublandlord pursuant to the Master Lease, but at least five (5) business days prior to the date Sublandlord must pay such amounts to Master Landlord. Within ten (10) days of receipt by Sublandlord from Master Landlord, Sublandlord shall provide to Subtenant copies of all notices relating to Estimated Basic Operating Costs and Basic Operating Cost Adjustments applicable to the Sublease Premises. Subtenant shall pay items of Additional Rent other than Basic Operating costs within ten (10) days after receipt of written demand from Sublandlord, which demand shall be accompanied by any invoice or statement that Sublandlord received from Master Landlord relating thereto. Promptly upon receipt from Master Landlord, Sublandlord shall provide Subtenant with an estimate of Additional Rent for the year 2003, together with any notices received by Sublandlord from Master Landlord with respect thereto.

               (iii) Payment of Rent. If the termination or expiration date of this Sublease does not fall on the last day of a calendar month, Rent for such month shall be prorated on a daily basis based upon a calendar month. Rent shall be payable to Sublandlord in lawful money of the United States, in advance, without prior notice, demand, or offset, at least five (5) business days prior to the first day of each calendar month during the term hereof. All Rent shall be paid to Sublandlord at the address specified for notices to Sublandlord in
Section 13 below.

           (b) In the event of any casualty or condemnation affecting the Sublease Premises, Rent payable by Subtenant shall be abated hereunder, but only to the extent that Rent under the Master Lease is abated, and Subtenant waives any right to terminate this Sublease in connection with such casualty or condemnation except to the extent the Master Lease is also terminated as to the Sublease Premises or any portion thereof.

           (c) Base Rent and Additional Rent may be referred to herein collectively as "Rent."

        5. SECURITY DEPOSIT. On or prior to the Commencement Date, Subtenant shall deliver to Sublandlord the sum of Fifty Six Thousand Seven Hundred Dollars and No/100 Dollars ($56, 700.00) as security for the performance of Subtenant's obligations under this Sublease ("Security Deposit"). If Subtenant fails to pay Rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, Sublandlord may use or apply the portion of the Security Deposit required for the payment of any Rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Sublandlord may become obligated by reason of Subtenant's default or breach, or for any loss or damage sustained by Sublandlord as a result of Subtenant's default or breach. If Sublandlord so uses any portion of the Security Deposit, Subtenant shall restore the Security Deposit to the full amount originally deposited within ten (10) days after receipt of Sublandlord's written demand therefor. Sublandlord shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. The Security Deposit, or so much thereof as had not theretofore been applied by Sublandlord, shall be returned to Subtenant within thirty (30) days of the expiration or earlier termination of this Sublease, provided Subtenant has vacated the Sublease Premises in accordance with the terms of this Sublease.

        In lieu of a cash Security Deposit, Subtenant may provide to Sublandlord an unconditional, irrevocable letter of credit ("Letter of Credit") in the amount set forth in this Section 5 in favor of Sublandlord and issued by a bank located in the Bay Area and reasonably acceptable to Sublandlord ("Issuer"). The Letter of Credit shall be in form reasonably acceptable to Sublandlord. The Letter of Credit shall provide that draws, including partial draws, at Sublandlord's election, will be honored upon the delivery to the Issuer of notice signed by Sublandlord, or its authorized agent, that an event of default has occurred under the Sublease. Any draw or partial draw of the Letter of Credit shall not constitute a waiver by Sublandlord of its right to enforce its other remedies hereunder, at law or in equity. If any portion of the Letter of Credit is drawn upon, Subtenant shall, within ten (10) days after delivery of written demand from Sublandlord, restore said Letter of Credit to its original amount. The Letter of Credit shall be for the term of one year and automatically shall be renewed each year for the term of sixty (60) days beyond the termination or earlier expiration of the Sublease. The Letter of Credit will automatically renew each year during the Sublease term unless the beneficiary under the Letter of Credit is given at least thirty (30) days prior notice of a non-renewal by the issuing bank, and Sublandlord shall be able to draw on the Letter of Credit in the event of such notice.

        6. ASSIGNMENT AND SUBLETTING. Subtenant may not assign, sublet, transfer, pledge, hypothecate or otherwise encumber the Sublease Premises, in whole or in part, or permit the use or occupancy of the Sublease Premises by anyone other than Subtenant, unless Subtenant has obtained Sublandlord's consent thereto, which consent shall not be unreasonably withheld, and the consent of Master Landlord in accordance with the terms of the Master Lease; provided, however, that no such consent shall be required upon Subtenant's assignment or subletting of the Sublease Premises to a Permitted Assignee (as such term is defined in Section 21 of the Master Lease). Regardless of Sublandlord's consent, no subletting or assignment shall release Subtenant of its obligations hereunder. Any rent or other consideration payable to Subtenant pursuant to any sublease or assignment permitted by this paragraph which is in excess of the Rent payable by Subtenant to Sublandlord pursuant hereto ("Bonus Rent") shall be paid to Sublandlord. In calculating Bonus Rent, Subtenant may first deduct from the rent or other consideration received (a) the amortization of a reasonable brokerage commission, and (b) the amortization of the cost of tenant improvements, if any, paid for by Subtenant in connection with the assignment or subletting.

        7. CONDITION OF SUBLEASE PREMISES. Subtenant has used due diligence in inspecting the Sublease Premises and is satisfied with the condition of the Sublease Premises and the property, including the environmental condition thereof. Subtenant agrees to accept the Sublease Premises in "as-is" condition and with all faults without any representation or warranty of any kind or nature whatsoever, and without any obligation on the part of Sublandlord to modify, improve or otherwise prepare the Sublease Premises for Subtenant's occupancy.

        8. USE. Subtenant may use the Sublease Premises only for the purposes allowed in the Master Lease and for no other purpose. Subtenant shall promptly comply with all applicable statutes, ordinances, rules, regulations, orders, and restrictions of record in effect during the term of this Sublease governing, affecting and regulating the Sublease Premises, including but not limited to the use thereof. Subtenant shall not use or permit the use of the Sublease Premises in a manner that will create waste or a nuisance, interfere with or disturb other tenants in the Building or violate the provisions of the Master Lease.

        9. PARKING. Subtenant shall have a proportional interest in such parking rights as Sublandlord has in connection with the Sublease Premises pursuant to the Master Lease.

        10. INCORPORATION OF SUBLEASE.

            (a) All of the terms and provisions of the Master Lease, except as provided in subsection (b) below, are incorporated into and made a part of this Sublease and the rights and obligations of the parties under the Master Lease are hereby imposed upon the parties hereto with respect to the Sublease Premises, Sublandlord being substituted for the "Landlord" in the Master Lease, and Subtenant being substituted for the "Tenant" in the Master Lease. It is further understood that where reference is made in the Master Lease to the "Premises," the same shall mean the Sublease Premises as defined herein; where reference is made to the "Term Commencement Date," the same shall mean the Commencement Date as defined herein; and where reference is made to the "Lease," the same shall mean this Sublease. Notwithstanding the foregoing, the term "Landlord" in the following sections of the Master Lease (i) shall mean Master Landlord, not Sublandlord: 8.A., 10, 24, 28, 36.J, 37.F and (ii) shall mean both Master Landlord and Sublandlord: 18.

            (b) The following paragraphs of the Master Lease are not incorporated herein: Basic Lease Information (except definitions that are applicable to and appropriate in the context of this Sublease), 1, 2, 3, 6, 19, 20, 21.B., 31, 35, 37.C, D, E, G and H,
Exhibit A-2, Exhibit B-1, Exhibit B-3, Exhibit C, Exhibit F, and Exhibit G.

           (c) Subtenant hereby assumes and agrees to perform for Sublandlord's benefit, during the term of this Sublease, all of Sublandlord's obligations with respect to the Sublease Premises under the Master Lease, except as otherwise provided herein. Subtenant shall not commit or permit to be committed any act or omission which violates any term or condition of the Master Lease. Except as otherwise provided herein, this Sublease shall be subject and subordinate to all of the terms of the Master Lease.

           (d) Except as expressly set forth herein, Sublandlord hereby grants to Subtenant all of the rights, privileges and benefits granted to or conferred upon Sublandlord as tenant under the Master Lease, provided that Subtenant's exercise of such rights, privileges and benefits do not result in or cause Sublandlord to default under the Master Lease.

        11. INSURANCE. Subtenant shall be responsible for compliance with the insurance provisions of the Master Lease. Such insurance shall insure the performance by Subtenant of its indemnification obligations hereunder and shall name Master Landlord and Sublandlord as additional insureds. All insurance required under this Sublease shall contain an endorsement requiring thirty (30) days written notice from the insurance company to Subtenant and Sublandlord before cancellation or change in the coverage, insureds or amount of any policy. Subtenant shall provide Sublandlord with certificates of insurance evidencing such coverage prior to the commencement of this Sublease.

        12. DEFAULT. In addition to defaults contained in the Master Lease, failure of Subtenant to make any payment of Rent when due hereunder shall constitute an event of default hereunder. If Subtenant's default causes Sublandlord to default under the Master Lease, Subtenant shall defend, indemnify and hold Sublandlord harmless from all damages, costs (including reasonable attorneys' fees), liability, expenses or claims relating to such default.

        13. NOTICES. The addresses specified in the Master Lease for receipt of notices to each of the parties are deleted and replaced with the following:

                    TO SUBLANDLORD AT:       diaDexus, Inc.
                                             343 Oyster Point Boulevard
                                             South San Francisco, CA  94080
                                             Attn:  Sharon Tetlow

                    TO SUBTENANT AT:         Virologic, Inc.
                                             345 Oyster Point Boulevard
                                             South San Francisco, CA  94080
                                             Attn:  Karen Wilson/Kathy Hibbs

All notices hereunder shall be in writing and shall be sent by (a) messenger or hand delivery; (b) reputable overnight air courier service; or (c) certified or registered U.S. Mail, postage prepaid, return receipt requested. Notice shall be deemed given on the earlier of the date delivered or refusal of a party to accept delivery thereof. Each party immediately shall provide the other with a copy of any notice of default given to or received from Master Landlord with respect to this Sublease or the Sublease Premises.

        14. SUBLANDLORD'S OBLIGATIONS.

            (a) To the extent that the provision of any services or the performance of any maintenance or any other act respecting the Sublease Premises or the building in which the Sublease Premises is located (the "Building"), including, without limitation, the performance and completion of Landlord's Work (as defined in the Master Lease), is the responsibility of Master Landlord (collectively "Master Landlord Obligations"), upon Subtenant's written request, Sublandlord shall make reasonable efforts to cause Master Landlord to perform such Master Landlord Obligations, including the commencement of appropriate legal proceedings; provided, however, that, except to the extent resulting from Sublandlord's breach of or default under the Master Lease which is not the result of Subtenant's breach or default hereunder, in no event shall Sublandlord be liable to Subtenant for any liability, loss or damage whatsoever in the event that Master Landlord should fail to perform the same, nor shall Subtenant be entitled to withhold the payment of Rent or to terminate this Sublease, except to the extent Sublandlord has such a termination right under the Master Lease. If Sublandlord is unsuccessful in obtaining the performance by Master Landlord of the Master Landlord Obligations in accordance with the immediately preceding sentence, then Subtenant shall have the right, upon prior written notice to Sublandlord, to exercise in its own name all of the rights available to Sublandlord under the Master Lease to enforce performance on the part of Master Landlord. It is expressly understood that the services and repairs which are incorporated herein by reference, including but not limited to the maintenance of exterior walls, structural portions of the roof, foundations, walls and floors, will in fact be furnished by Master Landlord and not by Sublandlord, except to the extent otherwise provided in the Master Lease. In addition, Sublandlord shall not be liable for any maintenance, restoration (following casualty or destruction) or repairs in or to the Building or Sublease Premises, other than its obligation hereunder to use reasonable efforts to cause Master Landlord to perform its obligations under the Master Lease. With respect to any maintenance or repair to be performed by Master Landlord respecting the Sublease Premises, the parties expressly agree that Subtenant shall have the right to contact Master Landlord directly to cause it to so perform.

            (b) So long as Subtenant complies with its obligations under this
Sublease: (i) Sublandlord shall not agree to any amendment of the Master Lease which materially affects Subtenant's rights under this Sublease; (ii) Sublandlord shall not, without Subtenant's written consent, exercise any right to terminate the Master Lease with respect to any period during the Sublease term, other than on account of a default by Master Landlord under the Master Lease, casualty or condemnation; and (iii) Sublandlord shall perform all of its obligations under the Master Lease not assumed by Subtenant hereunder, including, without limitation, the prompt payment to Master Landlord of all sums paid by Subtenant to Sublandlord hereunder.

            (c) Sublandlord represents to Subtenant that (i) the Master Lease is in full force and effect, (ii) Sublandlord is not in default under the Master Lease with respect to any obligation arising after the Commencement Date and, to Sublandlord's knowledge, Master Landlord is not in default thereunder, (iii) the Master Lease attached hereto is a full and complete copy of the Master Lease, and (iv) as of the Commencement Date, Sublandlord's leasehold estate is not encumbered by any deed of trust or mortgage financing.

            (d) Subtenant represents to Sublandlord that, immediately prior to the Commencement Date, (i) the Master Lease was in full force and effect, (ii) Subtenant was not in default under the Master Lease with respect to any obligation arising before the Commencement Date and, to Subtenant's knowledge, Master Landlord was not in default thereunder, (iii) the Master Lease attached hereto is a full and complete copy of the Master Lease, and (iv) Subtenant's leasehold estate under the Master Lease was not encumbered by any deed of trust or mortgage financing.

            (e) Except as otherwise provided herein, Sublandlord shall have no other obligations to Subtenant with respect to the Sublease Premises or the performance of the Master Landlord Obligations.

        15. EARLY TERMINATION OF SUBLEASE. If, without the fault of Sublandlord, the Master Lease should terminate prior to the expiration of this Sublease, Sublandlord shall have no liability to Subtenant on account of such termination. Subject to Section 14(b) above, to the extent that the Master Lease grants Sublandlord any discretionary right to terminate the Master Lease, whether due to casualty, condemnation, or otherwise, Sublandlord shall be entitled to exercise or not exercise such right in its complete and absolute discretion.

        16. CONSENT OF MASTER LANDLORD AND SUBLANDLORD. If Subtenant desires to take any action which requires the consent or approval of Sublandlord pursuant to the terms of this Sublease, prior to taking such action, including, without limitation, making any alterations, then, notwithstanding anything to the contrary herein, (a) Sublandlord shall have the same rights of approval or disapproval as Master Landlord has under the Master Lease, and (b) Subtenant shall not take any such action until it obtains the consent of Sublandlord and Master Landlord, as may be required under this Sublease or the Master Lease. This Sublease shall not be effective unless and until the Consent shall have been obtained. Each of Sublandlord and Subtenant represents and warrants to the other that it has obtained all necessary corporate approvals for the execution and delivery of this Sublease.

        17. INDEMNITY. Subtenant shall indemnify, defend, protect, and hold Sublandlord and Master Landlord harmless from and against all actions, claims, demands, costs, liabilities, losses, reasonable attorneys' fees, damages, penalties, and expenses (collectively "Claims") which may be brought or made against Sublandlord or which Sublandlord may pay or incur to the extent caused by (i) a breach of this Sublease by Subtenant, (ii) any violation of law by Subtenant or its employees, agents, contractors or invitees (collectively, "Agents") relating to the use or occupancy of the Sublease Premises, (iii) any act or omission by Subtenant or its Agents resulting in contamination of any part or all of the Sublease Premises or the Building by Hazardous Materials or
(iv) the negligence or willful misconduct of Subtenant or its Agents. Sublandlord shall indemnify and hold Subtenant harmless from and against any and all loss, liability or expense, including reasonable attorneys' fees, incurred or suffered by Subtenant on account of (i) the Sublandlord's material breach of this Sublease, (ii) a default by Sublandlord under the Master Lease to the extent not caused by Subtenant or (iii) Sublandlord's gross negligence of willful misconduct with respect to the Sublease Premises or this Sublease.

        18. BROKERS. Each party hereto represents and warrants that it has dealt with no brokers in connection with this Sublease and the transactions contemplated herein, except Mark Pearson of CRESA Partners ("Broker"). All Broker fees and commissions shall be paid by

Subtenant in accordance with the terms of a separate agreement between Subtenant and Broker. Each party shall indemnify, protect, defend and hold the other party harmless from all costs and expenses (including reasonable attorneys' fees) arising from or relating to a breach of the foregoing representation and warranty.

        19. RIGHT OF FIRST OFFER.

            (a) So long as Virologic, Inc. (or a Permitted Assignee) is the Subtenant hereunder and occupies the entirety of the Sublease Premises, and subject to the conditions set forth in this Section 19, prior to entering into a sublease proposal with a third party for all or any portion of the Premises (the "Offered Space") pursuant to which the third party would occupy such portion of the Premises during the term of this Sublease, Sublandlord shall deliver to Subtenant a written notice (the "ROF Notice") informing Subtenant of Sublandlord's intent to sublease the Offered Space to a third party during the term of this Sublease.

            (b) Within ten (10) days of receipt of the ROF Notice, Subtenant shall notify Sublandlord in writing of Subtenant's election to sublease the Offered Space (the "Acceptance Notice"). Failure of Subtenant to timely deliver the Acceptance Notice shall be deemed an election by Subtenant not to sublease the Offered Space, and Subtenant shall have no further rights to sublease any portion of the Offered Space thereafter. Subtenant's right of first offer set forth in this Section 19 is a one-time right.

            (c) Immediately following receipt of the Acceptance Notice, Sublandlord and Subtenant shall negotiate in good faith the terms of an amendment to this Sublease to incorporate the Offered Space. The parties shall use best efforts to finalize and execute such sublease within ten (10) days of Sublandlord's receipt of the Acceptance Notice. The amendment shall (i) add the Offered Space to the Sublease Space, (ii) set forth the economic terms applicable to the Offered Space, and (iii) provide that the term of the Offered Space is coterminous with the Sublease Premises. Base Rent for the Offered Space shall be the "Fair Market Rent" for the Offered Space as agreed to by the parties. "Fair Market Rent" shall mean the then current market rent for comparable facilities in the proximate South San Francisco market area. The definition of comparable facilities shall incorporate the parking amenities of the Premises and its use as an office/laboratory space, and the Building's location, age, quality, amenities, identity, exterior appearance, interior improvements, and type of construction. If the parties are unable to agree on Fair Market Rent within thirty (30) days of Sublandlord's receipt of the Acceptance Notice, then Fair Market Rent shall be determined in accordance with subsection (e) below. In no event, however, shall Base Rent for the Offered Space be less than the then current Base Rent for the Sublease Premises.

            (d) Anything herein to the contrary notwithstanding, if Subtenant is in default under any of the terms, covenants or conditions of this Sublease, either at the time Subtenant exercises the right of first offer or on the commencement date of sublease applicable to the Offered Space, Sublandlord shall have, in addition to all of Sublandlord's other rights and remedies provided in this Sublease, the right to terminate such right of first offer upon notice to Subtenant.

            (e) If Sublandlord and Subtenant are unable to agree on Fair Market Rent pursuant to subsection 19(c) above, then the parties shall submit the matter to arbitration. The arbitration shall be concluded within ninety (90) days after the date of Subtenant's Acceptance Notice. To the extent that arbitration has not been completed prior to the expiration of the original Sublease term, Subtenant shall pay Base Rent at the rate applicable during the last month of the original Sublease term, with an adjustment to be made once Fair Market Rent is ultimately determined by arbitration. Within ten (10) days of the expiration of the 30-day period described in subsection 19(c) above, each party shall choose an Appraiser and shall send written notice to the other party specifying therein the identity of the Appraiser. For purposes hereof, "Appraiser" means a real estate broker or MAI designated appraiser, in either case with not less than five (5) years of full time commercial appraisal or brokerage experience in the sub-market area in which the Offered Space is located and with no prior business dealings with the party appointing such Appraiser. If either party fails to timely appoint an Appraiser, the sole Appraiser appointed shall determine the Base Rent to be charged during the new sublease term, based on the criteria described above. If two Appraisers are appointed, they shall immediately meet and attempt to agree upon such Base Rent. If they are unable to do so within fifteen (15) days after their first meeting, they shall jointly appoint a third Appraiser and the third Appraiser shall determine Fair Market Rent for the applicable extension period within ten (10) days of his/her appointment. If the two Appraisers are unable to agree upon such third Appraiser, either party may petition the Presiding Judge of the Superior Court of the City and County where the Sublease Premises are located to appoint such third Appraiser. The determination of Base Rent as provided herein shall be binding upon the parties hereto. Promptly upon such determination, the parties shall execute a sublease specifying the Base Rent payable during the sublease term.

        20. SURRENDER OF SUBLEASE PREMISES. Upon the expiration or earlier termination of this Sublease, Subtenant shall surrender the Sublease Premises in the same condition as they were in on the "Term Commencement Date" of the Master Lease, ordinary wear and tear excepted.

        21. NO THIRD PARTY RIGHTS. The benefit of the provisions of this Sublease is expressly limited to Sublandlord and Subtenant and their respective permitted successors and assigns. Under no circumstances will any third party be construed to have any rights as a third party beneficiary with respect to any of said provisions.

        22. QUIET ENJOYMENT. Subject to Section 14(b)(ii) above, so long as Subtenant timely pays Rent and performs its obligations under this Sublease, Sublandlord shall take no action, or fail to take any action, which would interfere with the right of Subtenant to peaceably have, hold and enjoy the Sublease Premises during the Sublease term.

        23. COUNTERPARTS. This Sublease may be signed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one agreement.

        IN WITNESS WHEREOF, the parties have executed this Sublease as of the date first written above.



SUBLANDLORD:  DIADEXUS,  INC.,                SUBTENANT:  VIROLOGIC, INC.,

a Delaware corporation                        a Delaware corporation



By: /s/ Sharon Tetlow                         By: /s/ William D. Young
   ------------------------------                 -----------------------------
Print Name: Sharon Tetlow                     Print Name: William D. Young
            ---------------------                         ---------------------
Its: CFO                                      Its: Chairman & CEO
     ----------------------------                   ---------------------------

                                    EXHIBIT A

                                  MASTER LEASE

Office Lease by and between ViroLogic and Trammell Crow Northern California Development, Inc. dated as of November 23, 1999 - Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (No. 333-30896) or amendments thereto and incorporated herein by reference.

                                  EXHIBIT A-1


                       FIRST AMENDMENT TO LEASE AGREEMENT

     THIS FIRST AMENDMENT TO LEASE AGREEMENT ("Amendment") is dated as of February __, 2000, between ARE-Technology Center SSF, LLC, a Delaware limited liability company ("Landlord"), and Virologic, Inc., a California corporation ("Tenant").

     A. Trammell Crow Northern California Development, Inc. ("Original Landlord") and Tenant entered into that certain Lease Agreement dated as of November 23, 1999 (the "Lease"), with respect to certain premises to be located at 335 Oyster Point Boulevard, South San Francisco, California (the "Premises"). Unless otherwise defined in this Amendment, initially-capitalized terms used herein shall have the meanings set forth in the Lease.

     B. Original Landlord has contracted to acquire the real property upon which the Premises are to be located (the "Project"), and intends to assign its rights to acquire the Project to Landlord.

     C. In connection with the assignment of its rights to acquire the Project, Original Landlord intends to assign all of its rights and interest under the Lease to Landlord.

     D.   Landlord and Tenant wish to amend the Lease as set forth herein.

     NOW THEREFORE, in consideration of the foregoing Recitals, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree, and amend the Lease, as follows:

     1.   Effective Date.

     Landlord and Tenant agree that this Amendment shall be effective upon the assignment of the Lease to Landlord by Original Landlord, and such assignment shall be a condition precedent to the effectiveness of this Amendment. The date upon which the assignment is made and this Amendment becomes effective shall be called the "Effective Date".

     2.   Transportation Demand Management Program.

     The Lease is hereby amended to include the following provision:

          Landlord and Tenant acknowledge that in connection with the development of the Project, the Peninsula Congestion Relief Alliance, on behalf of the Inter-City and Multi-City TSM Agencies, San Mateo County, will propose a Transportation

            Demand Management ("TDM") program which will focus on reducing traffic congestion in the vicinity of the Project. The parties further acknowledge that implementation of the TDM program is expected to be required by the City of South San Francisco as a condition of approval of the development of the Project. Tenant agrees to cooperate with Landlord in the implementation of the TDM program, to participate in the TDM program, and to pay Tenant's Proportionate Share of the costs related to the TDM program.

      3.    Counterparts.

      This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one document.

      4.    Reaffirmation of Obligations.

      Tenant hereby acknowledges and reaffirms its obligations under the Lease, as such Lease has been amended by this Amendment, and agrees that any reference made in any other document to the Lease shall mean the Lease as amended pursuant to this Amendment. Except as expressly provided herein, the Lease remains unmodified and in full force and effect. Any breach by Tenant of this Amendment, including any exhibit hereto, shall constitute a breach and default by Tenant under the Lease.

      5.    Time of Essence.

      Time is of the essence with respect to each provision of this Agreement.

        IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed and delivered as of the date first above written.

LANDLORD

ARE-Technology Center SSF, LLC,
a Delaware limited liability company

By: Alexandria Real Estate Equities, L.P.,
    a Delaware limited partnership
    its managing member

    By: ARE-QRS CORP.,
        a Maryland corporation,
        its general partner

        By: /s/ [SIGNATURE ILLEGIBLE]
           -----------------------------------
        Its:
            ----------------------------------

TENANT

VIROLOGIC, INC.,
a California corporation

By: /s/ [SIGNATURE ILLEGIBLE]
   ----------------------------------------
Its: President
    ---------------------------------------

                                                      CONFIDENTIAL & PROPRIETARY
                                                       DO NOT COPY OR DISTRIBUTE

                    ACKNOWLEDGMENT OF TERM COMMENCEMENT DATE

        This ACKNOWLEDGMENT OF TERM COMMENCEMENT DATE is made this 1st day of November, 2001, between ARE-TECHNOLOGY CENTER SSF, LLC, a Delaware limited liability company ("LANDLORD"), and VIROLOGIC, INC., a Delaware corporation ("TENANT"), and is attached to and made a part of that certain Lease dated November 23, 1999, by and between Landlord's predecessor-in-interest, Trammell Crow Northern California Development, Inc., and Tenant, as amended by that certain First Amendment to Lease Agreement dated as of February __, 2000, by and between Landlord and Tenant (as amended, the "LEASE"). Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

        Landlord and Tenant hereby acknowledge and agree for all purposes of the Lease that the Term Commencement Date of the Lease is June 26, 2001. Tenant further acknowledges that Tenant accepts the Premises.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Acknowledgment of Term Commencement Date to be effective on the date first above written.

        TENANT:

        VIROLOGIC, INC.,
        a Delaware corporation

        By: /s/ KAREN WILSON
           -------------------------------------
        Its: CFO
            ------------------------------------

        LANDLORD:

        ARE-TECHNOLOGY CENTER SSF, LLC,
        a Delaware limited liability company

        By: Alexandria Real Estate Equities, L.P.,
            a Delaware limited partnership,
            its managing member

            By: ARE-QRS CORP.,
                a Maryland corporation,
                its general partner

                By: /s/ [SIGNATURE ILLEGIBLE]
                   -------------------------------------
                Its: SENIOR VICE PRESIDENT,
                     BUSINESS DEVELOPMENT &
                     LEGAL AFFAIRS
                     -----------------------------------

                                   Exhibit B

                               Sublease Premises

                                  First Floor

                                   Exhibit B

                               Sublease Premises

                                   2nd Floor

                                    EXHIBIT C

                               CONSENT TO SUBLEASE

                                [to be attached]

                                                                      EXHIBIT C



                 CONSENT TO ASSIGNMENT AND MODIFICATION OF LEASE

        This CONSENT TO ASSIGNMENT AND MODIFICATION OF LEASE (this "ASSIGNMENT CONSENT"), effective as of June 1, 2002 (the "EFFECTIVE DATE"), is entered into by (i) ARE-TECHNOLOGY CENTER SSF, LLC, a Delaware limited liability company ("LANDLORD"), (ii) VIROLOGIC, INC., a Delaware corporation ("CURRENT TENANT"), and (iii) DIADEXUS, INC., a Delaware corporation ("NEW TENANT"), as follows:

                                    RECITALS

        A. Current Tenant currently leases the entire building located at 343 Oyster Point Boulevard in South San Francisco, California (the "PREMISES") from Landlord pursuant to a certain Lease made as of November 23, 1999, between Landlord's predecessor-in-interest, Trammell Crow Northern California Development, Inc., and Current Tenant, as amended by a certain First Amendment To Lease Agreement dated as of February ____, 2000, between Landlord and Current Tenant (collectively, the "LEASE"). All initially capitalized terms not expressly defined in this Assignment Consent shall have the meanings given to such terms in the Lease unless the context clearly indicates otherwise.

        B. Current Tenant and New Tenant have entered into various agreements pursuant to which, among other things, (i) Current Tenant is assigning to New Tenant of all of Current Tenant's right, title, and interest in and to the Lease (the "LEASEHOLD INTEREST"), and (ii) Current Tenant is selling and transferring to New Tenant all of Current Tenant's ownership interest in and to all of the Movable Equipment and Trade Fixtures described in Exhibit B-3 of the Lease, excluding items 1 through 6 described in such Exhibit B-3 (collectively, the "EQUIPMENT").

        C. New Tenant currently occupies 40,350 square feet of the Premises pursuant to a certain Sublease dated May 17, 2001, between Current Tenant (as sublandlord) and New Tenant (as subtenant) (the "CURRENT SUBLEASE"). In addition to the transactions described in Recital B above (the "ASSIGNMENT TRANSACTIONS"), (i) New Tenant is subleasing to Current Tenant 13,630 square feet of space in the Premises, and (ii) Current Tenant and New Tenant are terminating the Current Sublease. The agreements of Landlord, Current Tenant, and New Tenant (each, a "PARTY" and collectively, the "PARTIES") regarding the transactions described in this Recital (the "SUBLEASE TRANSACTIONS") are contained in a certain Consent To Sublease of even date herewith (the "SUBLEASE CONSENT").

        D. New Tenant and Current Tenant expressly acknowledge and agree that the Assignment Transactions require Landlord's consent. In addition, New Tenant's obligation to acquire and assume the Leasehold Interest is subject to certain specific modifications of the terms, covenants, and conditions in the Lease.

        NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the covenants in this Assignment Consent, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

        1. CONSENT TO ASSIGNMENT OF LEASE AND TRANSFER OF EQUIPMENT. Current Tenant and New Tenant each hereby represents and warrants to Landlord that: (i) attached to this Assignment Consent as Attachment 1 is a correct and complete copy of the Assignment and Assumption of Lease (the "LEASEHOLD ASSIGNMENT") pursuant to which Current Tenant is assigning to New Tenant, and New Tenant is assuming all of Current Tenant's obligations in connection with, the Leasehold Interest; (ii) the effectiveness of the Leasehold Assignment is not subject to any oral or written agreement between Current Tenant and New Tenant that provides for a revocation, rescission, cancellation, termination, or other nullification of the Leasehold Assignment or for ownership of the Leasehold to revert to Current Tenant upon the occurrence or failure to occur of any other event (including, but not limited to, the failure to pay any required consideration for such Leasehold Assignment); (iii) attached to this Assignment Consent as Attachment 2 is a correct and complete copy of the Warranty Bill of Sale (the "BILL OF SALE") pursuant to which Current Tenant is selling and transferring to New Tenant all of Current Tenant's ownership interest in and to all of the Equipment, and (iv) the effectiveness of the Bill of Sale is not subject to any oral or written agreement between Current Tenant and New Tenant that provides for a revocation, rescission, cancellation, termination, or other nullification of the Bill of Sale, for ownership of the Equipment to revert to Current Tenant, or for Current Tenant to have any lien or claim against any of the Equipment or the right to re-possess any of the Equipment upon the occurrence or failure to occur of any other event (including, but not limited to, the failure to pay any required consideration for the Equipment). Landlord hereby consents to (x) Current Tenant's assignment of the Leasehold Interest to New Tenant, in accordance with the terms, covenants, and conditions in the Leasehold Assignment, and (y) Current Tenant's sale and transfer to New Tenant of all of Current Tenant's ownership interest in and to all of the Equipment, in accordance with the terms, covenants, and conditions in the: Bill of Sale. Landlord neither approves nor disapproves any of the terms, covenants, or conditions in the Lease Assignment or in the Bill of Sale, which are and will remain matters solely between Current Tenant and New Tenant.

        2. MODIFICATION OF LEASE. The terms, covenants, and conditions in the Lease shall be updated, corrected, and/or modified as of the Effective Date as follows:

           (a) BASIC LEASE INFORMATION:

               i) TENANT: diaDexus, Inc., a Delaware corporation;

               ii) TENANT'S ADDRESS: 343 Oyster Point Boulevard, South San Francisco, California 94080, Attention: Ms. Sharon Tetlow;

               iii) LANDLORD: ARE-Technology Center SSF, LLC, a Delaware limited liability company;

               iv) LANDLORD'S ADDRESS: For payments: 135 North Los Robles Avenue, Suite 250, Pasadena, California 91101, Attention: Accounts Receivable. For notices: 135 North Los Robles Avenue, Suite 250, Pasadena, California 91101,
Attention: Corporate Secretary;

               v) PROJECT: A two (2) building project totaling approximately 107,960 square feet on the land in South San Francisco, California legally described in Exhibit A-1 attached hereto.

               vi) BUILDING: That approximately 53,980 square foot two (2) story building within the Project known as 343 Oyster Point Boulevard, South San Francisco, California 94080, as approximately depicted on the site plan attached as Exhibit A-2; and

               vii) PREMISES: The Building known as 343 Oyster Point Boulevard, South San Francisco, California 94080, as shown herein in Exhibit A-2.

           (b) PARAGRAPH 8.B.(3): The fifth (5th) sentence in Paragraph 8.B.(3) of the Lease shall be deleted and the following substituted in its place: "In any event, deductible amounts shall not exceed ten thousand dollars ($10,000.00)."

           (c) SECTION 37.C.: The second paragraph of Section 37.C. of the Lease shall be deleted and the following substituted in its place: "The Base Rent for the Premises under such option shall be the then current market rent for comparable facilities in the proximate South San Francisco market area. The definition of comparable facilities shall incorporate the parking amenities of the Premises and its use as office/laboratory space, and the Building's location, age, quality, amenities, identity, exterior appearance, interior improvements, and type of construction, but shall not incorporate any continuing liability of Tenant for Building shell upgrades. In no event shall Base Rent at the commencement of the first option term be less than Base Rent for the last month of the original Term (minus the $0.11 per square foot charge for Building shell upgrades included in Base Rent during the original Term). In no event shall Base Rent at the commencement of the second option term be less than Base Rent for the last month of the first option term."

           (d) PARAGRAPH 21.A.: Notwithstanding the provisions of the last sentence of Paragraph 21.A. of the Lease, the right to assign and/or sublet the Premises shall inure to the benefit of New Tenant upon the assignment of the Leasehold from Current Tenant to New Tenant and thereafter shall be personal to New Tenant and any Permitted Assignee under the Lease; provided, however, that this shall be a one-time forbearance by Landlord, shall not be construed as having created a custom, practice, or manner contrary to the specific terms, covenants, and conditions of the Lease or as having permanently modified the same, and shall not be deemed a waiver of Landlord's right to enforce strictly the terms of the last sentence of Paragraph 21.A. of the Lease at any time after the Effective Date.

           (e) PARAGRAPH 21.F.: Notwithstanding the provisions of Paragraph 21.F. of the Lease, any options currently included in the Lease to renew or expand shall not be terminated by the assignment of the Leasehold from Current Tenant to New Tenant; provided, however, that this shall be a one-time forbearance by Landlord, shall not be construed as having created a custom, practice, or manner contrary to the specific terms, covenants, and conditions of the Lease or as having permanently modified the same, and shall not be deemed a waiver of Landlord's right to enforce strictly the terms of Paragraph 21.F. of the Lease in the event of an assignment or subletting by the Tenant under the Lease (except in connection with a Permitted Assignee) at any time after the Effective Date.

Except to the extent expressly updated, corrected, and/or modified in this
Section 2, all of the terms, covenants, and conditions in the Lease shall remain in full force and effect (including, without limitation, rent, renewal options, and amount of security deposit). In the event, however, of any inconsistency or conflict between the terms, covenants, and conditions in this Assignment Consent and in the Lease, the terms, covenants, and conditions in this Assignment Consent shall control. New Tenant hereby expressly acknowledges the following provisions in the Lease: (x) the initial Term of the Lease commenced on June 26, 2001, and expires on June 30, 2011; (y) Base Rent due under the Lease as of June 1, 2002, is $112,278.40 per month (which includes $0.11 per square foot in additional rent for Building shell upgrades) and will increase 3% on July 1, 2002, and on each July 1st thereafter during the initial Term of the Lease, in accordance with the Base Rent Schedule in the Basic Lease Information and
Section 37.E. of the Lease, respectively; and (z) the Security Deposit under the Lease is a cash deposit of $127,933.00 plus a Letter of Credit in the amount of $400,000.00, which Letter of Credit must comply with the requirements set forth in Section 19 of the Lease and is subject to reduction as set forth therein.

        3. MISCELLANEOUS PROVISIONS.

           (a) CONDITION OF PREMISES: All currently installed utility systems and related infrastructure within the Premises (collectively, "INFRASTRUCTURE") shall remain in their current location after the Effective Date. Landlord's execution of this Assignment Consent, in and by itself, shall not constitute or give rise to, and under no circumstances shall such execution, in and by itself, be deemed, construed, or interpreted as constituting or giving rise to, any representation or warranty by Landlord regarding the condition of any portion or component of the Premises (including, without limitation, all currently installed Infrastructure).

           (b) COMMISSIONS: Current Tenant shall be solely responsible and liable for, and under no circumstances shall Landlord or New Tenant have any responsibility or liability for, any commission, fee, or other payment (a "COMMISSION") due to CRESA Partners in connection with the Assignment Transactions. Current Tenant hereby indemnifies and agrees to protect, defend, and hold Landlord and New Tenant harmless from and against any and all claims, losses, damages, costs, and expenses (including reasonable attorneys' fees and disbursements) that may be incurred by Landlord or New Tenant, respectively, with respect to any Commissions payable in connection with the Assignment Transactions that result from the actions of Current Tenant. New Tenant hereby indemnifies and agrees to protect, defend, and hold Landlord and Current Tenant harmless from and against any and all claims, losses, damages, costs, and expenses (including reasonable attorneys' fees and disbursements) that may be incurred by Landlord or Current Tenant, respectively, with respect to any Commissions payable in connection with the Assignment Transactions that result from the actions of New Tenant.

           (c) COUNTERPARTS: This Assignment Consent may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute a single agreement with the same effect as if all Parties had signed the same signature page. Any signature page from any counterpart of this Assignment Consent, signed only by one Party, may be detached from such counterpart and re-attached to any other counterpart of this Assignment Consent that has a signature page signed only by one or both of the other Parties.

           (d) NOTICES: All notices or other communications hereunder shall be in writing and may be given personally, by reputable overnight delivery service (including overnight U.S. mail), or by facsimile transmission (with in the case of a facsimile transmission, confirmation by reputable overnight delivery service) to the Parties at the following addresses:


If to Landlord:                              With a copy to:

c/o Alexandria Real Estate Equities, Inc.    McKay, Meyer and Herbert
135 N. Los Robles Ave., Suite 250            1801 Century Park East, 25th Floor
Pasadena, California 91101                   Los Angeles, California 90067-2327
Attention:       Corporate Secretary         Attention:     David S. Meyer, Esq.
Re:              343 Oyster Point            Re:            343 Oyster Point
Facsimile:       626-578-0770                Facsimile:     310-772-0239

If to New Tenant:                            With a copy to:

diaDexus, Inc.                               Latham & Watkins
343 Oyster Point Boulevard                   505 Montgomery Street, Suite 1900
South San Francisco, CA 94080                San Francisco, California 94111
Attention:      Ms. Sharon Tetlow            Attention:    Kenneth Whiting, Esq.
Re:             343 Oyster Point             Re:           diaDexus, Inc.
Facsimile:      650-246-6503                 Facsimile:    415-395-8095


If to Current Tenant:                        With a copy to:

Virologic, Inc.                              Virologic, Inc.
345 Oyster Point Boulevard                   345 Oyster Point Boulevard
South San Francisco, CA 94080                South San Francisco, CA 94080
Attention:      Ms. Karen Wilson             Attention:     Kathy Hibbs, Esq.
Re:             343 Oyster Point             Re:            343 Oyster Point
Facsimile:      650-635-1111                 Facsimile:     650-635-1111

           (e) AMENDMENTS; WAIVERS: No amendment, modification, supplement, or waiver of this Assignment Consent shall be binding unless executed in writing by the Party to be bound thereby. No waiver of any provision of this Assignment Consent shall be deemed a waiver of any other provision of this Assignment Consent (whether or not similar), nor shall such waiver be deemed a continuing waiver unless otherwise expressly provided.

           (f) CONSTRUCTION: This Assignment Consent shall not be construed more strictly against one Party than against any other Party merely by virtue of the fact that this Assignment Consent may have been prepared by counsel for one of the Parties. Further, no inferences are to be drawn, and no conclusions are to be made, based on the fact that a particular provision contained in a draft of this Assignment Consent is not included in the executed version of this Assignment Consent, and no differences between drafts of this Assignment Consent and the executed version of this Assignment Consent may be used as evidence of the Parties' intended interpretation of any of the terms of this Assignment Consent.

           (g) INTEGRATION: This Assignment Consent and the Sublease Consent constitute the entire agreement among the Parties with respect to Landlord's consent to the Assignment Transactions and to the Sublease Transactions and are intended by the Parties to be the final expression and the complete and exclusive statement of the terms of such agreement, and supersedes all prior agreements, understandings, negotiations, and discussions of the Parties, whether oral or written, and there are no other agreements, express or implied, made by the Parties in connection with Landlord's consent to the Assignment Transactions and to the Sublease Transactions, except as may be specifically set forth in any documents delivered pursuant hereto or in connection herewith.

           (h) FURTHER ASSISTANCE: Each Party agrees to perform, execute, and/or deliver or cause to be performed, executed, and/or delivered any further acts, instruments, and assurances as may be reasonably required to accomplish the purposes of this Assignment Consent.

           (i) SUCCESSORS AND ASSIGNS; THIRD PARTIES: All of the rights, duties, benefits, liabilities, and obligations of the Parties under this Assignment Consent shall inure to the benefit of, and be binding upon, their respective successors and assigns. Nothing expressed or implied in this Assignment Consent is intended or shall be construed to confer upon or give to any person or entity, other than the Parties and their successors or assigns, any rights or remedies under or by reason of this Assignment Consent.

        IN WITNESS WHEREOF, the Parties have executed this Assignment Consent effective as of the Effective Date.


                            LANDLORD:

                            ARE-TECHNOLOGY CENTER SSF, LLC,
                            a Delaware limited liability company

                            By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
                                a Delaware limited partnership, managing member

                                By: ARE-QRS CORP.,
                                    a Maryland corporation, general partner



                                    By: /s/ JIM RICHARDSON
                                        ---------------------------------------
                                    Print Name: Jim Richardson
                                                -------------------------------
                                    Print Title: President
                                                -------------------------------


                            CURRENT TENANT:

                            VIROLOGIC, INC., a Delaware corporation



                            By:
                                -----------------------------------------------
                            Print Name:
                                        ---------------------------------------
                            Print Title:
                                         --------------------------------------


                            NEW TENANT:

                            DIADEXUS, INC., a Delaware corporation



                            By:
                               ------------------------------------------------
                            Print Name:
                                        ---------------------------------------
                            Print Title:
                                         --------------------------------------

           (i) SUCCESSORS AND ASSIGNS; THIRD PARTIES: All of the rights, duties, benefits, liabilities, and obligations of the Parties under this Assignment Consent shall inure to the benefit of, and be binding upon, their respective successors and assigns. Nothing expressed or implied in this Assignment Consent is intended or shall be construed to confer upon or give to any person or entity, other than the Parties and their successors or assigns, any rights or remedies under or by reason of this Assignment Consent.

        IN WITNESS WHEREOF, the Parties have executed this Assignment Consent effective as of the Effective Date.



                            LANDLORD:

                            ARE-TECHNOLOGY CENTER SSF, LLC,
                            a Delaware limited liability company

                            By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
                                a Delaware limited partnership, managing member

                                By: ARE-QRS CORP.,
                                    a Maryland corporation, general partner



                                    By:
                                        ---------------------------------------
                                    Print Name:
                                                -------------------------------
                                    Print Title:
                                                -------------------------------


                            CURRENT TENANT:

                            VIROLOGIC, INC., a Delaware corporation



                            By: /s/ WILLIAM D. YOUNG
                                -----------------------------------------------
                            Print Name: William D. Young
                                        ---------------------------------------
                            Print Title: Chairman & CEO
                                         --------------------------------------


                            NEW TENANT:

                            DIADEXUS, INC., a Delaware corporation



                            By:
                               ------------------------------------------------
                            Print Name:
                                        ---------------------------------------
                            Print Title:
                                         --------------------------------------

           (i) SUCCESSORS AND ASSIGNS; THIRD PARTIES: All of the rights, duties, benefits, liabilities, and obligations of the Parties under this Assignment Consent shall inure to the benefit of, and be binding upon, their respective successors and assigns. Nothing expressed or implied in this Assignment Consent is intended or shall be construed to confer upon or give to any person or entity, other than the Parties and their successors or assigns, any rights or remedies under or by reason of this Assignment Consent.

        IN WITNESS WHEREOF, the Parties have executed this Assignment Consent effective as of the Effective Date.

                            LANDLORD:

                            ARE-TECHNOLOGY CENTER SSF, LLC,
                            a Delaware limited liability company

                            By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
                                a Delaware limited partnership, managing member

                                By: ARE-QRS CORP.,
                                    a Maryland corporation, general partner



                                    By:
                                        ---------------------------------------
                                    Print Name:
                                                -------------------------------
                                    Print Title:
                                                -------------------------------


                            CURRENT TENANT:

                            VIROLOGIC, INC., a Delaware corporation



                            By:
                                -----------------------------------------------
                            Print Name:
                                        ---------------------------------------
                            Print Title:
                                         --------------------------------------


                            NEW TENANT:

                            DIADEXUS, INC., a Delaware corporation



                            By: /s/ SHARON TETLOW
                               ------------------------------------------------
                            Print Name: Sharon Tetlow
                                        ---------------------------------------
                            Print Title: CFO
                                         --------------------------------------

                                  ATTACHMENT 1

                          COPY OF LEASEHOLD ASSIGNMENT

                            [See Following Page(s)]

                       ASSIGNMENT AND ASSUMPTION OF LEASE

        THIS ASSIGNMENT AND ASSUMPTION OF LEASE is made and entered into as of June 1, 2002 (the "Effective Date"), by and between Virologic, Inc., a Delaware corporation ("Assignor"), and diaDexus, Inc., a Delaware corporation ("Assignee").

                                    RECITALS

        A. ARE-Technology Center SSF, LLC, a Delaware limited liability company, successor-in-interest to Trammell Crow Northern California Development, Inc., as landlord ("Landlord"), and Assignor, as tenant, are parties to that certain Lease (the "Original Lease") dated as of November 23, 1999, as amended by (i) that certain First Amendment to Lease Agreement dated as of February __, 2000 by and between Landlord and Tenant and (ii) Consent to Assignment and Modification of Lease of even date herewith (collectively, the "Lease"), pursuant to which Assignor leases certain premises consisting of approximately 53,980 square feet in a building described in the Original Lease as being located at 335 Oyster Point Boulevard, South San Francisco, California (the "Premises"), and more particularly described in the Lease. Notwithstanding the description in the Original Lease of the street address of the Premises as being 335 Oyster Point Boulevard, South San Francisco, California, the actual street address of the Premises is 343 Oyster Point Boulevard, South San Francisco, California.

        B. Effective as of the Effective Date, Assignor desires to assign, transfer and convey all of its right, title and interest in and to, and all of its obligations under, the Lease to Assignee, and Assignee desires to accept such assignment and assume such obligations.

        C. On the Effective Date, Assignor will transfer its ownership interest in all of the Movable Equipment and Trade Fixtures described in Exhibit B-3 to the Lease (excluding items 1 through 6 described in such Exhibit B-3) (the "Equipment"), to Assignee.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained hereinafter and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

        1. Assignment and Assumption. Effective as of the Effective Date, Assignor hereby assigns, transfers and conveys to Assignee all of its right, title and interest in and to, and all of its obligations under, the Lease. Effective as of the Effective Date, Assignee hereby expressly accepts such assignment and assumes such obligations and agrees to perform and fulfill all obligations and duties of Assignor arising under the Lease from and after the Effective Date.

        2. Reciprocal Indemnity.

           (a) Assignor shall defend, protect, indemnify, and hold harmless Assignee from and against any and all loss, liability, claim, action, damages, costs and expenses (including reasonable attorneys' fees), directly or indirectly arising from or out of any failure by

Assignor to perform Assignor's obligations, or any breach of Assignor's obligations, under the Lease prior to the Effective Date.

           (b) Assignee shall defend, protect, indemnify, and hold harmless Assignor from and against any and all loss, liability, claim, action, damages, costs and expenses (including reasonable attorneys' fees), directly or indirectly arising from or out of any failure by Assignee to perform Assignee's obligations, or any breach of Assignee's obligations, under the Lease from and after the Effective Date.

        3. Payment of Consideration. As consideration for Assignor's assignment of the Lease and transfer of the Equipment to Assignee, Assignee will pay to Assignor a total of $5,000,000.00, of which $2,229,228.00 is consideration for the assignment of the Lease and $2,770,772.00 is consideration for the transfer of the Equipment, in accordance with the following payment schedule:

        Effective Date:                  $   3,000,000.00
        September 27, 2002               $   1,000,000.00
        December 28, 2002                $   1,000,000.00

        4. Letter of Credit and Security Deposit. On the Effective Date, Assignee shall (a) post a letter of credit in favor of Landlord in the amount of $400,000.00 (the amount currently required under the Lease), which letter of credit will comply with the requirements set forth in Section 19 of the Lease and will be subject to reduction on the terms and conditions set forth therein and (b) deliver to Landlord the cash security deposit in the amount of $127,933.00 required by the Lease.

        5. Successors and Assigns. This Assignment and Assumption of Lease shall be binding upon, and inure to the benefit of, the parties hereto and their respective legal representatives, successors and assigns.

        6. Governing Law. This Assignment and Assumption of Lease shall be construed and enforced in accordance with the laws of the State of California.

        IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption of Lease as of the day and year first above written.



        ASSIGNOR:          VIROLOGIC, INC., A DELAWARE CORPORATION


                           By: /s/ William D. Young
                               -----------------------------------
                           Name: William D. Young
                                 ---------------------------------
                           Title: Chairman & CEO
                                  --------------------------------


       ASSIGNEE:           DIADEXUS, INC., A DELAWARE CORPORATION


                           By: /s/ Sharon Tetlow
                               -----------------------------------
                           Name: Sharon Tetlow
                                 ---------------------------------
                           Title: CFO
                                  --------------------------------

                                  ATTACHMENT 2

                              COPY OF BILL OF SALE

                            [See Following Page(s)]

                              WARRANTY BILL OF SALE


        VIROLOGIC, INC. ("SELLER"), for good and valuable consideration to it paid by or on behalf of DIADEXUS, INC. ("PURCHASER"), does hereby grant, bargain, sell, transfer and deliver unto Purchaser, its successors and assigns, all of Seller's right, title to and interest in the Equipment described on Exhibit B-3 attached hereto, excluding items 1 through 6 described in such Exhibit B-3.

        TO HAVE AND TO HOLD the same unto Purchaser, its successors and assigns, forever.

        Seller hereby warrants that it is the lawful owner of the Equipment described above and has good right to sell the same and that title to all such Equipment is on the date hereof free and clear of all claims, liens and encumbrances of any nature and that Seller will defend such title.

        IN WITNESS WHEREOF, Seller has caused this Warranty Bill of Sale to be executed by its duly authorized officer on the 1st day of June, 2002.




                                                VIROLOGIC, INC.


                                                By: /s/ William D. Young
                                                    ---------------------------
                                                Name: William D. Young
                                                      -------------------------
                                                Title:  Chairman & CEO
                                                        -----------------------

                              CONSENT TO SUBLEASE


This CONSENT TO SUBLEASE (this "SUBLEASE CONSENT"), effective as of June 1, 2002 (the "EFFECTIVE DATE"), is entered into by (i) ARE-TECHNOLOGY CENTER
SSF, LLC, a Delaware limited liability company ("LANDLORD"), (ii) VIROLOGIC, INC., a Delaware corporation ("CURRENT TENANT"), and (iii) DIADEXUS, INC., a Delaware corporation ("NEW TENANT"), as follows:

                                    RECITALS

        A. Current Tenant currently leases the entire building located at 343 Oyster Point Boulevard in South San Francisco, California (the "PREMISES") from Landlord pursuant to a certain Lease made as of November 23, 1999, between Landlord's predecessor-in-interest, Trammell Crow Northern California Development, Inc., and Current Tenant, as amended by a certain First Amendment To Lease Agreement dated as of February ___, 2000, between Landlord and Current Tenant (collectively, the "LEASE"). All initially capitalized terms not expressly defined in this Sublease Consent shall have the meanings given to such terms in the Lease unless the context clearly indicates otherwise.

        B. Concurrently with this Sublease Consent, (i) Current Tenant is assigning to New Tenant of all of Current Tenant's right, title, and interest in and to the Lease, and (ii) Current Tenant is selling and transferring to New Tenant all of Current Tenant's ownership interest in and to all of the Movable Equipment and Trade Fixtures described in Exhibit B-3 of the Lease, excluding items 1 through 6 described in such Exhibit B-3. The agreements of Landlord, Current Tenant, and New Tenant (each, a "PARTY" and collectively, the "PARTIES") regarding the transactions described in this Recital (the "ASSIGNMENT TRANSACTIONS") are contained in a certain Consent To Assignment and Modification of Lease of even date herewith (the "ASSIGNMENT CONSENT").

        C. New Tenant currently occupies 40,350 square feet of the Premises pursuant to a certain Sublease dated May 17, 2001, between Current Tenant (as sublandlord) and New Tenant (as subtenant) (the "CURRENT SUBLEASE"). Among other things, Landlord consented to the Current Sublease pursuant to a certain Consent To Sublease made as of May 17, 2001, among Landlord, Current Tenant, and New Tenant ("CONSENT TO CURRENT SUBLEASE"). Current Tenant and New Tenant have entered into various agreements pursuant to which, among other things, (i) New Tenant is subleasing to Current Tenant 13,630 square feet of space in the Premises until September 30, 2003, with an option to extend the term thereof until December 31, 2003, and (ii) Current Tenant and New Tenant are terminating the Current Sublease.

        D. New Tenant and Current Tenant expressly acknowledge and agree that the transactions described in Recital C above (the "SUBLEASE TRANSACTIONS") require Landlord's consent.

        NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the covenants in this Sublease Consent, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

        1. CONSENT TO NEW SUBLEASE AND TERMINATION OF CURRENT SUBLEASE.

           (a) Current Tenant and New Tenant each hereby represents and warrants to Landlord that: (i) attached to this Sublease Consent as Attachment 1 is a correct and complete copy of the Sublease (the "NEW SUBLEASE") pursuant to which New Tenant is subleasing to Current Tenant, and Current Tenant is subleasing from New Tenant, the 13,630 square feet of space in the Premises occupied by Current Tenant as of the day immediately prior to the Effective Date (the "NEW SUBLEASE PREMISES"); (ii) the effectiveness of the New Sublease is not subject to any oral or written agreement between Current Tenant and New Tenant that provides for a revocation, rescission, cancellation, termination, or other nullification of the New Sublease upon the occurrence or failure to occur of any other event (other than a breach or default under such New Sublease); (iii) attached to this Sublease Consent as Attachment 2 is a correct and complete copy of the Sublease Termination Agreement (the "CURRENT SUBLEASE TERMINATION") pursuant to which Current Tenant and New Tenant have terminated the Current Sublease as of the Effective Date, and (iv) the effectiveness of the Current Sublease Termination is not subject to any oral or written agreement between Current Tenant and New Tenant that provides for a revocation, rescission, cancellation, or other nullification of the Current Sublease Termination upon the occurrence or failure to occur of any other event. Subject to paragraphs (b) through (i) below, Landlord hereby consents to New Tenant's sublease of the New Sublease Premises to Current Tenant, in accordance with the terms, covenants, and conditions in the New Sublease. Subject to paragraph (k) below, Landlord hereby consents to the termination of the Current Sublease, in accordance with the terms, covenants, and conditions in the Current Sublease Termination. Landlord neither approves nor disapproves any of the terms or conditions in the New Sublease or in the Current Sublease Termination, which are and will remain matters solely between Current Tenant and New Tenant.

           (b) The New Sublease shall be a sublease only and not an assignment of the Lease with respect to the New Sublease Premises, and there shall be no further subletting or assignment of any part of the Premises (including, without limitation, the New Sublease Premises) except in strict accordance with the terms, covenants, and conditions in the Lease. Further, any modification or extension of the New Sublease without Landlord's prior written consent (which consent may not be unreasonably withheld, conditioned, or delayed) shall be void and of no force or effect.

           (c) All of the terms, covenants, and conditions in the New Sublease shall be subordinate and subject to (i) all of the terms, covenants, and conditions in the Lease, (ii) all superior ground leases, mortgages, deeds of trust, and other liens now or hereafter placed against the real property of which the Premises are a part and to all advances secured thereby and to all renewals, modifications, consolidations, replacements, and extensions thereof, and (iii) all matters of record and all laws, ordinances, and regulations now or hereafter affecting the real property of which the Premises are a part.

           (d) Nothing contained in the New Sublease shall be construed to modify, waive, impair, or affect in any way any of the terms, covenants, and conditions in the Lease (including, without limitation, the obligation of the Tenant under the Lease to obtain any required consents for any other or future sublettings or assignments), to waive any current or future breach of the Lease, to compromise any rights or remedies of Landlord under the Lease against any person or entity liable for the performance thereof, or to enlarge or increase Landlord's obligations or liabilities under the Lease (including, without limitation, any liability to the sublessee under the New Sublease (the "NEW SUBLESSEE") for any portion of the security deposit held by the sublessor under the New Sublease (the "NEW SUBLESSOR")), it being expressly acknowledged and agreed by the Parties that all of the terms, covenants, and conditions in the Lease shall remain in full force and effect, notwithstanding the New Sublease. Further, the Tenant under the Lease shall remain liable and responsible for performing and complying with all of the terms, covenants, and conditions in the Lease that are to be performed or complied with by such Tenant for all of the Premises, including, without limitation, the New Sublease Premises.

           (e) Current Tenant (in its capacity as the New Sublessee), for the benefit of Landlord, hereby expressly assumes and agrees to be bound by, and to perform and comply with, all of the obligations of the Tenant under the Lease that are applicable to the New Sublease Premises.

           (f) Landlord and Current Tenant (in its capacity as the New Sublessee) each hereby releases the other, and each hereby waives its rights of recovery against the other, for direct or consequential losses or damages arising out of or incident to any perils covered by property insurance carried by such party to the extent of such insurance, and each hereby waives any right of subrogation that otherwise might exist in or accrue to any person on account thereof.

           (g) Any act or omission of the New Sublessee or of anyone claiming under or through the New Sublessee that violates any of the terms, covenants, or conditions of the Lease shall be deemed a violation of the Lease by the Tenant under the Lease.

           (h) Current Tenant (in its capacity as the New Sublessee) hereby agrees that, upon a default by the Tenant under the Lease, Landlord may proceed, but shall not be required to proceed, directly against such Tenant without first exhausting any other rights or remedies Landlord may have against any other person or entity liable to Landlord for the same or against any other security for the same. If Landlord gives the New Sublessee notice that the Tenant under the Lease is in default under the Lease, the New Sublessee thereafter shall make directly to Landlord all payments otherwise due the New Sublessor under the New Sublease, which payments shall be received by Landlord without any liability to the Tenant under the Lease except to credit such payments against amounts due under the Lease.

           (i) New Tenant (in its capacity as the Tenant under the Lease and its capacity as the New Sublessor) and Current Tenant (in its capacity as the New Sublessee) each hereby acknowledges and agrees that if the Lease is terminated, for any reason, Landlord shall have no liability, responsibility, or obligation to the New Sublessee, and the New Sublease shall automatically terminate, except as expressly provided below. If the Lease is terminated, for any reason, then, so long as the New Sublessee is not in default under the New Sublease, the New Sublease shall become a direct lease between Landlord and the New Sublessee, Landlord shall not interfere with or disturb the New Sublessee's use, possession, and enjoyment of the New Sublease Premises, and the New Sublessee shall attorn to Landlord and recognize Landlord as the New Sublessor. If the New Sublease becomes a direct lease between Landlord and the New Sublessee, Landlord shall undertake the obligations of the New Sublessor from the date of the termination of the Lease (the "LEASE TERMINATION DATE") through the expiration or earlier termination of the New Sublease, but Landlord, in undertaking such obligations, shall not (i) be liable for any rent or any security deposit paid by the New Sublessee under the New Sublease, except to the extent actually delivered to Landlord, (ii) be liable for any act, omission, or default of the Tenant under the Lease or of the New Sublessor under the Sublease that arose prior to the Lease Termination Date, (iii) be subject to any defenses or offsets that the New Sublessee may have against the New Sublessor that arose prior to the Lease Termination Date, (iv) be bound by any changes or modifications made to the New Sublease prior to the Lease Termination Date without Landlord's written consent, or (v) be liable for any matters provided in

Sections 17 or 18 of the New Sublease. Notwithstanding the termination of the Lease, if the New Sublease becomes a direct lease between Landlord and the New Sublessee, Landlord shall continue to perform, from the Lease Termination Date through the expiration or earlier termination of the New Sublease, the obligations of Landlord set forth in Paragraphs 8, 10, 24, and 28 of the Lease.

           (j) Under no circumstances shall the term of the New Sublease be extended beyond December 31, 2003.

           (k) As consideration for Landlord's consent to the Current Sublease Termination and agreement to forego the periodic bonus rent payments now payable by Current Tenant to Landlord under the Consent To Current Sublease ("CURRENT SUBLEASE BONUS RENT"), Current Tenant shall pay Landlord a total of $937,546.00 (the "CONSIDERATION"), of which $237,546.00 shall be consideration for the Current Sublease Bonus Rent already owed to Landlord by Current Tenant and $700,000.00 shall be consideration for Landlord's agreement to forego any other Current Sublease Bonus Rent that would have come due under the Consent To Current Sublease, in accordance with the following schedule:

          Date                       Amount
        --------                 ------------
        06/01/02                  $562,527.60
        09/27/02                  $187,509.20
        12/28/02                  $187,509.20

The effectiveness of this Sublease Consent (and of the Assignment Consent) shall not be subject to Current Tenant's payment of the Consideration to Landlord, and Landlord shall have no right to revoke, rescind, cancel, terminate, or otherwise nullify this Sublease Consent (or the Assignment Consent) if Current Tenant fails to pay to Landlord any part of the Consideration. Landlord's remedy in such an event shall be to pursue its rights and/or remedies against Current Tenant at law or in equity and/or to seek to recover from Current Tenant any unpaid portion of the Consideration plus any actual or consequential damages suffered by Landlord (including, without limitation, reasonable attorneys' fees and disbursements) as a result of Current Tenant's breach.

        2. MISCELLANEOUS PROVISIONS.

           (a) CONDITION OF NEW SUBLEASE PREMISES: Prior to the Effective Date, Current Tenant has been in possession of, and conducting business in, the New Sublease Premises. Accordingly, (i) Current Tenant hereby expressly acknowledges, for the benefit of Landlord, that Current Tenant has accepted the New Sublease Premises in their "as-is" condition, without any qualifications, restrictions, or limitations, and (ii) all currently installed utility systems and related infrastructure within the Sublease Premises (collectively, "INFRASTRUCTURE") shall remain in their current location after the Effective Date. Landlord's execution of this Sublease Consent, in and by itself, shall not constitute or give rise to, and under no circumstances shall such execution, in and by itself, be deemed, construed, or interpreted as constituting or giving rise to, any representation or warranty by Landlord regarding the condition of any portion or component of the New Sublease Premises (including, without limitation, all currently installed Infrastructure).

           (b) COMMISSIONS: Current Tenant shall be solely responsible and liable for, and under no circumstances shall Landlord or New Tenant have any responsibility or liability for, any commission, fee, or other payment (a "COMMISSION") due to CRESA Partners in connection with the Sublease Transactions. Current Tenant hereby indemnifies and agrees to protect, defend, and hold Landlord and New Tenant harmless from and against any and all claims, losses, damages, costs, and expenses (including reasonable attorneys' fees and disbursements) that may be incurred by Landlord or New Tenant, respectively, with respect to any Commissions payable in connection with the Sublease Transactions that result from the actions of Current Tenant. New Tenant hereby indemnifies and agrees to protect, defend, and hold Landlord and Current Tenant harmless from and against any and all claims, losses, damages, costs, and expenses (including reasonable attorneys' fees and disbursements) that may be incurred by Landlord or Current Tenant, respectively, with respect to any Commissions payable in connection with the Sublease Transactions that result from the actions of New Tenant.

           (c) COUNTERPARTS: This Sublease Consent may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute a single agreement with the same effect as if all Parties had signed the same signature page. Any signature page from any counterpart of this Sublease Consent, signed only by one Party, may be detached from such counterpart and re-attached to any other counterpart of this Sublease Consent that has a signature page signed only by one or both of the other Parties.

           (d) NOTICES: All notices or other communications hereunder shall be in writing and may be given personally, by reputable overnight delivery service (including overnight U.S. mail), or by facsimile transmission (with in the case of a facsimile transmission, confirmation by reputable overnight delivery service) to the Parties at the following addresses:


If to Landlord:                               With a copy to:

c/o Alexandria Real Estate Equities, Inc.     McKay, Meyer and Herbert
135 N. Los Robles Ave., Suite 250             1801 Century Park East, 25th Floor
Pasadena, California 91101                    Los Angeles, California 90067-2327
Attention:   Corporate Secretary              Attention: David S. Meyer, Esq.
Re:          343 Oyster Point                 Re:        343 Oyster Point
Facsimile:   626-578-0770                     Facsimile: 310-772-0239


If to New Tenant:                             With a copy to:

diaDexus, Inc.                                Latham & Watkins
343 Oyster Point Boulevard                    505 Montgomery Street, Suite 1900
South San Francisco, CA 94080                 San Francisco, California 94111
Attention: Ms. Sharon Tetlow                  Attention:   Kenneth Whiting, Esq.
Re:        Virologic, Inc.                    Re:          diaDexus, Inc.
Facsimile: 650-246-6503                       Facsimile:   415-395-8095

If to Current Tenant:                         With a copy to:

Virologic, Inc.                               Virologic, Inc.
345 Oyster Point Boulevard                    345 Oyster Point Boulevard
South San Francisco, CA 94080                 South San Francisco, CA 94080
Attention:      Ms. Karen Wilson              Attention:     Kathy Hibbs, Esq.
Re:             343 Oyster Point              Re:            Virologic, Inc.
Facsimile:      650-635-1111                  Facsimile:     650-635-1111

           (e) AMENDMENTS; WAIVERS: No amendment, modification, supplement, or waiver of this Sublease Consent shall be binding unless executed in writing by the Party to be bound thereby. No waiver of any provision of this Sublease Consent shall be deemed a waiver of any other provision of this Sublease Consent (whether or not similar), nor shall such waiver be deemed a continuing waiver unless otherwise expressly provided.

           (f) CONSTRUCTION: This Sublease Consent shall not be construed more strictly against one Party than against any other Party merely by virtue of the fact that this Sublease Consent may have been prepared by counsel for one of the Parties. Further, no inferences are to be drawn, and no conclusions are to be made, based on the fact that a particular provision contained in a draft of this Sublease Consent is not included in the executed version of this Sublease Consent, and no differences between drafts of this Sublease Consent and the executed version of this Sublease Consent may be used as evidence of the Parties' intended interpretation of any of the terms of this Sublease Consent.

           (g) INTEGRATION: This Sublease Consent and the Assignment Consent constitute the entire agreement among the Parties with respect to Landlord's consent to the Sublease Transactions and the Assignment Transactions and is intended by the Parties to be the final expression and the complete and exclusive statement of the terms of such agreement, and supersedes all prior agreements, understandings, negotiations, and discussions of the Parties, whether oral or written, and there are no other agreements, express or implied, made by the Parties in connection with Landlord's consent to the Sublease Transactions and the Assignment Transactions, except as may be specifically set forth in any documents delivered pursuant hereto or in connection herewith.

           (h) FURTHER ASSISTANCE: Each Party agrees to perform, execute, and/or deliver or cause to be performed, executed, and/or delivered any further acts, instruments, and assurances as may be reasonably required to accomplish the purposes of this Sublease Consent.

           (i) SUCCESSORS AND ASSIGNS; THIRD PARTIES: All of the rights, duties, benefits, liabilities, and obligations of the Parties under this Sublease Consent shall inure to the benefit of, and be binding upon, their respective successors and assigns. Nothing expressed or implied in this Sublease Consent is intended or shall be construed to confer upon or give to any person or entity, other than the Parties and their successors or assigns, any rights or remedies under or by reason of this Sublease Consent.

        IN WITNESS WHEREOF, the Parties have executed this Sublease Consent effective as of the Effective Date.


                            LANDLORD:

                            ARE-TECHNOLOGY CENTER SSF, LLC,
                            a Delaware limited liability company

                            By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
                                a Delaware limited partnership, managing member

                                By: ARE-QRS CORP.,
                                    a Maryland corporation, general partner



                                    By: /s/ JIM RICHARDSON
                                        ---------------------------------------
                                    Print Name: Jim Richardson
                                                -------------------------------
                                    Print Title: President
                                                 ------------------------------


                            CURRENT TENANT:

                            VIROLOGIC, INC., a Delaware corporation



                            By:
                               ------------------------------------------------
                            Print Name:
                                        ---------------------------------------
                            Print Title:
                                         --------------------------------------


                            NEW TENANT:

                            DIADEXUS, INC., a Delaware corporation



                            By:
                               ------------------------------------------------
                            Print Name:
                                        ---------------------------------------
                            Print Title:
                                         --------------------------------------

           (i) SUCCESSORS AND ASSIGNS; THIRD PARTIES: All of the rights, duties, benefits, liabilities, and obligations of the Parties under this Sublease Consent shall inure to the benefit of, and be binding upon, their respective successors and assigns. Nothing expressed or implied in this Sublease Consent is intended or shall be construed to confer upon or give to any person or entity, other than the Parties and their successors or assigns, any rights or remedies under or by reason of this Sublease Consent.

        IN WITNESS WHEREOF, the Parties have executed this Sublease Consent effective as of the Effective Date.


                            LANDLORD:

                            ARE-TECHNOLOGY CENTER SSF, LLC,
                            a Delaware limited liability company

                            By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
                                a Delaware limited partnership, managing member

                                By: ARE-QRS CORP.,
                                    a Maryland corporation, general partner



                                    By:
                                        ---------------------------------------
                                    Print Name:
                                                -------------------------------
                                    Print Title:
                                                -------------------------------


                            CURRENT TENANT:

                            VIROLOGIC, INC., a Delaware corporation



                            By: /s/ WILLIAM D. YOUNG
                                -----------------------------------------------
                            Print Name: William D. Young
                                        ---------------------------------------
                            Print Title: Chairman & CEO
                                         --------------------------------------


                            NEW TENANT:

                            DIADEXUS, INC., a Delaware corporation



                            By:
                               ------------------------------------------------
                            Print Name:
                                        ---------------------------------------
                            Print Title:
                                         --------------------------------------

           (i) SUCCESSORS AND ASSIGNS; THIRD PARTIES: All of the rights, duties, benefits, liabilities, and obligations of the Parties under this Sublease Consent shall inure to the benefit of, and be binding upon, their respective successors and assigns. Nothing expressed or implied in this Sublease Consent is intended or shall be construed to confer upon or give to any person or entity, other than the Parties and their successors or assigns, any rights or remedies under or by reason of this Sublease Consent.

        IN WITNESS WHEREOF, the Parties have executed this Sublease Consent effective as of the Effective Date.


                            LANDLORD:

                            ARE-TECHNOLOGY CENTER SSF, LLC,
                            a Delaware limited liability company

                            By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
                                a Delaware limited partnership, managing member

                                By: ARE-QRS CORP.,
                                    a Maryland corporation, general partner



                                    By:
                                        ---------------------------------------
                                    Print Name:
                                                -------------------------------
                                    Print Title:
                                                -------------------------------


                            CURRENT TENANT:

                            VIROLOGIC, INC., a Delaware corporation


                                    By:
                                        ---------------------------------------
                                    Print Name:
                                                -------------------------------
                                    Print Title:
                                                -------------------------------


                            NEW TENANT:

                            DIADEXUS, INC., a Delaware corporation


                            By: /s/ SHARON TETLOW
                                -----------------------------------------------
                            Print Name: Sharon Tetlow
                                        ---------------------------------------
                            Print Title: CFO
                                         --------------------------------------



                                       8